Exhibit 10.12
CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
REDACTED Version of Exhibit 10.12
Translation
CERTAIN INFORMATION (INDICATED BY ASTERISKS) IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
Supplemental Agreement
Concerning the Development of
the Aohai Radiotherapy Treatment and Diagnosis Research Center
Contract Number:
Time of Execution:
Place of Execution:
Section I General Provisions
In accordance with applicable PRC laws and regulations, through friendly negotiations and on the basis of the principle of equality and mutual benefit, Chinese People’s Liberation Army Navy General Hospital and Shenzhen Aohua Medical Services Co., Ltd. entered into a cooperation contract on September 15, 1995 whereby they decided to establish Aohai Radiotherapy Treatment and Diagnosis Research Center (the “Center”) at Chinese Peoples’ Liberation Army Navy General Hospital in Beijing. The OUR-XGD type rotating focalizing gamma knife (“Head Gamma Knife”), as initially invested, has been put into formal medical treatment operation as of October 30, 1996 and, thanks to the Parties’ joint efforts, the Center has achieved good social and economic effect. The Parties are willing to increase their contribution in respect of the equipment of the Center on the basis of their existing original cooperation and hereby enter into this supplementary contract.
Section II Parties of Cooperation
Article 1 Parties of Cooperation
Party A: Chinese People’s Liberation Army Navy General Hospital
Address: No. 6 Fucheng Rd, Beijing Postal Code: 100037
Tel: 010-68587733 Fax: 010-68581507
Legal Representative: Ye Yang
Title: President
Party B: Shenzhen Aohua Medical Services Co., Ltd.
Address: Floor 17, Guomao Plaza, Renmin South Road, Shenzhen Postal Code: 518014
Tel: 0755-2255708 Fax: 0755-2251690
Legal Representative: Jun Song
Title: President

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
Section III Purpose of Cooperation and Scope of Application
Article 2 Purpose of Cooperation. Based on the OUR-XGB rotating focalizing gamma knife (Head Gamma Knife), as invested in the initial phrase, the Parties intend to make the second equipment investments by deploying the world’s first stereoscopic-directional gamma ray whole-body therapy system (Body Gamma Knife), and proactively carry out research and teaching work at the hospital and thereby constantly enhance therapy performance and develop the Center into a top modernized medical treatment organization of China that integrates R&D, teaching and therapy work.
Article 3 Scope of Application. The Center will mainly be focused on offering the whole-body therapy for tumor diseases.
Section IV Term of Cooperation
Article 4 The term of cooperation for the second phase equipment contributed shall be ***, commencing from the date on which the treatment and operation formally begin upon approval by relevant authorities.
Section V Contribution and Profit Allocation of the Parties
Article 5 Second Phase Equipment Contribution and Profit Allocation
1 Party B shall contribute the second phase equipment, i.e. the stereoscopic-directional gamma ray whole body therapy system (Body Gamma Knife), which is valued at RMB*** million. Party A shall contribute the medical personnel and facility room/s required for the second phase equipment as well as the office premises related to such project. Other supporting facilities (air conditioning, dehumidifiers, and telephones), etc. shall be treated as joint contribution of the Parties.
2 Profit Allocation
All profits derived from the contribution of this phase shall, after deducting all costs (as set forth under Article 6 of the original Contract), be allocated according to the following percentages, on the basis of which the Parties shall also enjoy the title to, bear the risk of, and have other rights to, the assets of the Center:

	Party A	Party B
Year ***	***	***
Year ***	***	***
Year ***	***	***
Section VI Disposal of Assets During and
Upon Expiry of the Term of Cooperation

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
Article 6 During the term of cooperation, any transfer by a Party of all or part of its interests in the Center to a third party shall be subject to the approval of the other Party, which shall have the preemptive right of purchase under equal conditions.
Article 7 During the term of cooperation, the Parties shall be entitled to the ownership interests in the forgoing contributed assets according to the relevant provision hereof on such contribution. The Parties shall be entitled to the ownership interests in the assets in accordance with the percentages set out in Clause 2, Article 5 hereof in respect of assets acquired in the name of the Center. Upon the expiry of the term of cooperation, all assets and earnings of the Center shall belong to the Center and the profits shall no longer be shared between the Parties.
Section VII Responsibilities of the Parties
Article 8 Party A and Party B shall each be responsible for fulfilling their respective responsibilities below:
Party A’s Responsibilities:
1.	To handle project approval procedures with relevant authorities and secure approvals in respect of the project of the Center proposed under the current phase;

2.	To obtain all necessary qualification permits in line with applicable laws and regulations of the state;

3.	To make contributions in line with Article 5(1) hereof;

4.	To provide the premises required for the whole-body gamma knife system (equipment room, operating room, preparation room and office);

5.	To put in place water and power utilities of the Center;

6.	To work with Party B on the organization layout and construction plan;

7.	To administer matters relating to the affiliations of the Center’s staff with the CCP or other politics parties, the Labor Union and the Communist Youth League and medical affairs under the centralized administration of the Hospital;

8.	To supervise the medical quality of the Center and in accordance with regulations and rules, to submit disputes with the board of directors, which shall have the power to consider and decide the settlements and resolutions of such disputes; and

9.	Other matters mandated by the Center
Party B’s Responsibilities:
1.	To make contributions in line with Article 5(1) hereof;

2.	To work with Party A to determine the management model and daily management work of the Center;

3.	To work with Party A to engage top domestic and foreign experts and senior technicians; and

4.	Other matters mandated by the Center.
Section VIII Board of Directors and Management Body

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
Article 9 The duties and powers of the board of directors shall in principle be dealt with in compliance with the original contract. The composition of the board of directors will be adjusted appropriately based on the specific circumstances of the project.
Article 10 The management body shall put into place centralized administration and HR, accounting and marketing organization management personnel and shall account for its finances independently. The aforesaid organization setting-up and personnel arrangement matters shall be subject to the consideration and decision of the board.
Section IX Other Matters
Article 11 Any matter not addressed herein shall be implemented in line with the original contract.
Section X Effectiveness and Miscellaneous
Article 12 This Contract will become effective immediately upon execution by the legal or authorized representatives of the Parties.
Article 13 This Contract shall be executed in six originals, with each Party holding three copies, each of which shall have the same force and effect.

Party A: Chinese People’s Liberation	Party B: Shenzhen Aohua Medical
Army Navy General Hospital	Services Co., Ltd.
Authorized Representative:	Authorized Representative:

(Official stamp)	(Official stamp)

(affixed with the seal of The Chinese People’s Liberation Army Navy General Hospital and the signature of Yunyou Duan)	(affixed with the seal of Shenzhen Aohua Medical Services Co., Ltd. and the signature of Jun Song)

March 18, 1999	March 18, 1999

4